UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 9, 2020

Schultze Special Purpose Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-38760	83-0891815
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

800 Westchester Avenue, Suite 632
Rye Brook, NY	10573
(Address of principal executive offices)	(Zip Code)

(914) 701-5260
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one Warrant	SAMAU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001 per share	SAMA	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of Common Stock at an exercise price of $11.50	SAMAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

General

As previously disclosed, on July 25, 2020, Schultze Special Purpose Acquisition Corp., a Delaware corporation (“SAMA”), Clever Leaves International Inc., a corporation organized under the laws of British Columbia, Canada (“Clever Leaves”), Clever Leaves Holdings Inc., a corporation organized under the laws of British Columbia, Canada and a wholly-owned subsidiary of Clever Leaves (“Holdco”), and Novel Merger Sub Inc., a Delaware corporation (“Merger Sub”) and a direct wholly-owned subsidiary of Holdco, entered into a Business Combination Agreement (the “Original Agreement”).

On November 9, 2020, the parties to the Original Agreement entered into an Amended and Restated Business Combination Agreement (the “Business Combination Agreement”), pursuant to which SAMA agreed to combine with Clever Leaves in a business combination (the “Business Combination”) that will result in both Clever Leaves and SAMA becoming wholly-owned subsidiaries of Holdco. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Business Combination Agreement.

Business Combination Agreement

The Business Combination Agreement amends and restates the Original Agreement in its entirety to, among other things, (a) change the definition of Cash Arrangement Consideration to an aggregate amount up to $2,000,000 in cash in the aggregate payable to certain Clever Leaves shareholders, with such amount increasing to (i) $3,000,000 if after giving effect to the exercise of redemption rights and payments related thereto, the funds in the Trust Account plus proceeds from the Agreed PIPE (defined below) are greater than or equal to $60,000,000, and (ii) $4,000,000 if after giving effect to the exercise of redemption rights and payments related thereto, the funds in the Trust Account plus proceeds from the Agreed PIPE are greater than or equal to $90,000,000, (b) amend the formula for calculating the Arrangement Consideration such that the amount will be derived from $183,600,000 and (c) reduce the minimum cash amount required to be held by SAMA either in or outside the Trust Account at Closing, including the aggregate amount of the PIPEs (including for the avoidance of doubt, the aggregate amount of the Agreed PIPE), to $26,000,000.

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Business Combination Agreement is qualified in its entirety by reference to the full text of the Business Combination Agreement filed with this Current Report on Form 8-K. The Business Combination Agreement is included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about SAMA, Clever Leaves or the other parties thereto. In particular, the assertions embodied in representations and warranties by SAMA, Clever Leaves, Holdco and Merger Sub contained in the Business Combination Agreement are qualified by information in the disclosure schedules provided by the parties in connection with the signing of the Business Combination Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Business Combination Agreement. Moreover, certain representations and warranties in the Business Combination Agreement were used for the purpose of allocating risk between the parties, rather than establishing matters as facts. Accordingly, investors and security holders should not rely on the representations and warranties in the Business Combination Agreement as characterizations of the actual state of facts about SAMA, Clever Leaves, Holdco and Merger Sub.

Transaction Support Agreement Amendment

On November 9, 2020, SAMA, Clever Leaves, Holdco and Schultze Special Purpose Acquisition Sponsor, LLC (“Sponsor”) entered into Amendment No. 1 (the “TSA Amendment”) to the Transaction Support Agreement, dated as of July 25, 2020 (the “Transaction Support Agreement”), by and among SAMA, Clever Leaves, Holdco and Sponsor.

The TSA Amendment amends the Transaction Support Agreement to provide for, among other things:

(i) the agreement of the Sponsor, at or prior to the Closing, subject to and conditioned upon the occurrence of the Closing and effective as of immediately prior to the Merger Effective Time, to forfeit for no consideration all warrants in its possession other than (a) (A) a number of Holdco warrants (rounded down to the nearest whole warrant) equal to (B) 1,245,000 plus (C) the quantity of (1) 2,905,000 multiplied by (2) the quotient obtained by dividing (I) the quantity of (x) the aggregate amount of cash held either in or outside the Trust Account, including the aggregate amount of the PIPEs, including, for the avoidance of doubt, the aggregate amount of the Agreed PIPE (other than any accrued payment-in-kind interest on the Secured Convertible Notes, which will be invested into the Agreed PIPE (the “PIK Amount”)), after giving effect to the exercise of redemption rights and payments related thereto minus (y) $25,000,000 by (II) $20,000,000 (the “Sponsor Warrant Amount”) (provided that in no event shall the Sponsor Warrant Amount be less than 1,245,000 warrants or greater than 4,150,000 warrants) and (b) the Working Capital Warrants (as defined in the Warrant Amendment (defined below)), if any, issued to Sponsor in full satisfaction of loans made by Sponsor to SAMA pursuant to a promissory note or notes;

(ii) the amendment of certain definitions related to the number of Holdco Common Shares that will be held in escrow for the benefit of Sponsor as follows: (1) “Sponsor Upfront Escrow Shares” was reduced from 1,565,000 Holdco Common Shares to a number of Holdco Common Shares (rounded down to the nearest whole share) equal to (x) (i) an aggregate amount equal to (A) the aggregate amount of cash held either in or outside the Trust Account, including the aggregate amount of the PIPEs, including, for the avoidance of doubt, the aggregate amount of the Agreed PIPE (other than any PIK Amount), consummated prior to, or as of, the Closing, after giving effect to the exercise of redemption rights and payments related thereto minus (B) SAMA’s good faith estimate of its transaction expenses, multiplied by (ii) twenty percent (20%) (such amount in this subsection (x), the “Sponsor Value”) divided by (y) $10.00; provided that the number of Sponsor Upfront Escrow Shares shall not be less than 460,000 Holdco Common Shares or more than 1,168,421 Holdco Common Shares; and (2) “Sponsor Earn-Out Shares” was reduced from 1,625,000 Holdco Common Shares to a number of Holdco Common Shares (rounded down to the nearest whole share) equal to (x) an amount equal to (i) the Sponsor Value minus (ii) (A) the Sponsor Upfront Escrow Shares multiplied by (B) $10.00, divided by (y) $5.00; provided, that the number of Sponsor Earn-Out Shares shall not be less than 0 or greater than 1,300,000; and

(iii) the reduction of the number of shares that certain service providers of Holdco and its subsidiaries at the direction of the Holdco Board or any committee thereof are eligible to receive in accordance with the Transaction Support Agreement from up to 1,800,000 Holdco Common Shares to up to 1,440,000 Holdco Common Shares.

A copy of the TSA Amendment is filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference. The foregoing description of the TSA Amendment is qualified in its entirety by reference to the full text of the TSA Amendment filed with this Current Report on Form 8-K. For a detailed discussion of the Transaction Support Agreement, see SAMA’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) on July 29, 2020 (the “July 8-K”). For the full text of the Transaction Support Agreement, see Exhibit 10.2 to the July 8-K, which is incorporated by reference as Exhibit 10.1 hereto.

Investors’ Rights Agreement

In connection with, and as a condition to the consummation of, the Business Combination, Holdco and certain SAMA stockholders will enter into the Investors’ Rights Agreement. Pursuant to the Business Combination Agreement, the form of Investors’ Rights Agreement attached to the Original Agreement was amended to remove the right of Sponsor to nominate one individual to the compensation committee of Holdco.

The foregoing description of the Investors’ Rights Agreement is qualified in its entirety by reference to the full text of the form of Investors’ Rights Agreement, a copy of which is included as Exhibit A to the Business Combination Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. For a detailed discussion of the Investors’ Rights Agreement, see the July 8-K.

Warrant Amendment

In connection with, and as a condition to the consummation of, the Business Combination, SAMA, Holdco and Continental Stock and Transfer & Trust Company, as warrant agent, will enter into an Assignment, Assumption and Amendment Agreement (the “Warrant Amendment”). Pursuant to the Business Combination Agreement, the form of Warrant Amendment attached to the Original Agreement was amended to (i) allow for any Company Common Share (as defined in the Warrant Amendment) issued upon the exercise of a Warrant (as defined in the Warrant Amendment) to be issued by Holdco in uncertified or book-entry form and (ii) specify that if a holder of any Warrant, by reason of any adjustment, would be entitled to receive a fractional interest in a share upon the exercise of such Warrant, Holdco will, upon such exercise, round down to the nearest whole number of Company Common Shares to be issued to the Warrant holder.

The foregoing description of the Warrant Amendment is qualified in its entirety by reference to the full text of the form of Warrant Amendment, a copy of which is included as Exhibit E to the Business Combination Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. For a detailed discussion of the Warrant Amendment, see the July 8-K.

Subscription Agreements

In connection with the Business Combination, SAMA has obtained commitments from interested investors (the “Subscribers”) to purchase (a) shares of SAMA common stock for a purchase price of $9.50 per share or (b) Holdco Common Shares or securities or indebtedness exercisable or exchangeable for, or convertible into, Holdco Common Shares, in each case, which will be converted into Holdco Common Shares in connection with the Closing (the “PIPE Shares”), in a private placement to close immediately prior to the Closing of the Business Combination (the “Agreed PIPE”). The Subscribers have committed an aggregate of $8.9 million to participate in the Business Combination through the Agreed PIPE, of which $6.0 million is to be paid in cash and $2.9 million is to be paid via the cancellation of accrued and outstanding interest on the Secured Convertible Notes. Such commitments are being made by way of the subscription agreements, by and among each Subscriber, SAMA and Holdco (the “Subscription Agreements”). The purpose of the Agreed PIPE is to raise additional capital for use in connection with the Business Combination and to meet the minimum cash requirements provided in the Business Combination Agreement. The Subscription Agreements were entered into on November 9, 2020.

The closing of the Agreed PIPE (the “PIPE Closing”) is contingent upon the substantially concurrent consummation of the Business Combination. The PIPE Closing will occur on the date of, and immediately prior to, the consummation of the Business Combination. The PIPE Closing will be subject to customary conditions, including:

●	all representations and warranties of SAMA, Holdco and the Subscriber contained in the relevant Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Company Material Adverse Effect or Holdco Material Adverse Effect (each as defined in the Subscription Agreements), which representations and warranties shall be true in all respects) at, and as of, the PIPE Closing (or, with respect to any representations and warranties made as of a specific date, as of such specific date);

●	as of the Closing Date, there has been no amendment, modification or waiver of (a) any provision of the Business Combination Agreement that would reasonably be expected to materially and adversely affect the rights, obligations and/or economic benefits that the Subscribers would reasonably expect to receive under the Subscription Agreements, (b) the $26 million minimum cash requirement under the Business Combination Agreement or (c) Section 3.1(e) of the Plan of Arrangement or Article 28 of the Amended and Restated Holdco Articles;

●	all conditions precedent to the Closing of the Business Combination, including the approval by SAMA’s stockholders, shall have been satisfied or waived; and

●	with respect to the purchase of PIPE Shares by those Subscribers who are holders of the Secured Convertible Notes, all conditions precedent to the concurrent amendment of the Secured Convertible Notes, to provide for, among other things, the exchange of the accrued interest for the PIPE Shares shall have been satisfied or waived.

Pursuant to the Subscription Agreements, Holdco agreed that, if the Holdco Common Shares issuable to the Subscribers in exchange for their PIPE Shares are not registered in connection with the Business Combination, within 30 calendar days after the Closing, Holdco will file with the SEC (at Holdco’s sole cost and expense) a registration statement registering the resale of the PIPE Shares received by the Subscribers in connection with the Business Combination (the “Resale Registration Statement”), and Holdco shall use its commercially reasonable efforts to have the Resale Registration Statement declared effective no later than 90 days (or 45 days if the SEC notifies Holdco that it will not review the Resale Registration Statement) after the Closing; provided, however, that Holdco’s obligations to include the PIPE Shares held by a Subscriber in the Resale Registration Statement will be contingent upon the respective Subscriber furnishing in writing, to Holdco, such information regarding the Subscriber, the securities of Holdco held by such Subscriber and the intended method of disposition of the shares, as shall be reasonably requested by Holdco to effect the registration of such shares, and will execute such documents in connection with such registration, as Holdco may reasonably request, which will be what is customary of a selling stockholder in similar situations.

Holdco will also be required to use its commercially reasonable efforts to cause the Resale Registration Statement to become effective and to maintain the effectiveness of the Resale Registration Statement until the earliest of (a) the date on which all of the PIPE Shares may be sold without restriction under Rule 144, (b) the date on which the Subscribers cease to hold any PIPE Shares acquired pursuant to the Business Combination, and (c) the second anniversary of the Closing; provided that the period under this clause (c) may be extended by the same number of days that the Resale Registration Statement is entitled to be suspended under the Subscription Agreements.

Holdco is entitled to delay, postpone or suspend the effectiveness of the Resale Registration Statement if an event has occurred that the Holdco Board reasonably believes would require additional disclosure by Holdco in the Resale Registration Statement of material non-public information. However, Holdco may not delay or suspend the Resale Registration Statement on more than two occasions in any 12-month period or for more than 60 consecutive days, or more than 90 total days, in each case during any 12-month period.

Each Subscription Agreement will terminate upon the earlier to occur of (w) such date and time as the Business Combination Agreement is terminated in accordance with its terms, (x) upon the mutual written agreement of each of the parties to the Subscription Agreement, (y) any of the conditions to the PIPE Closing are not satisfied or waived on or prior to the PIPE Closing and, as a result thereof, the transactions contemplated by the Subscription Agreement are not consummated at the PIPE Closing or (z) December 31, 2020.

The foregoing description of the Subscription Agreements is qualified in its entirety by reference to the full text of the forms of the Subscription Agreements, copies of which are included as Exhibits 10.3 and 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

On November 9, 2020, SAMA and Clever Leaves issued a joint press release announcing the execution of the Business Combination Agreement and the Agreed PIPE. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Such exhibit and the information set forth therein is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Additional Information and Where to Find It

In connection with the proposed Business Combination, Holdco has filed a Registration Statement on Form S-4 (the “Registration Statement”) with the SEC which includes a prospectus with respect to Holdco’s securities to be issued in connection with the Business Combination and a proxy statement with respect to SAMA’s stockholder meeting at which SAMA’s stockholders will be asked to vote on the proposed Business Combination. The Registration Statement has not yet become effective. SAMA, Clever Leaves and Holdco urge investors, stockholders and other interested persons to read the Registration Statement, including the proxy statement/prospectus, as well as other documents filed with the SEC, because these documents will contain important information about the Business Combination. Following the Registration Statement having been declared effective by the SEC, a definitive proxy statement/prospectus will be mailed to stockholders of SAMA as of a record date to be established for voting on the Business Combination. SAMA’s stockholders will also be able to obtain a copy of such documents, without charge, by directing a request to: Schultze Special Purpose Acquisition Corp, 800 Westchester Avenue, Suite 632, Rye Brook, New York 10573; e-mail: sdu@samco.net. These documents, once available, can also be obtained, without charge, at the SEC’s web site (http://www.sec.gov).

Participants in Solicitation

SAMA, Clever Leaves, Holdco and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of SAMA stockholders in connection with the Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to SAMA’s stockholders in connection with the Business Combination is set forth in the preliminary proxy statement/prospectus contained in the Registration Statement, and will also be included in the definitive proxy statement/prospectus for the Business Combination when available. Information concerning the interests of SAMA’s and Clever Leaves’ participants in the solicitation, which may, in some cases, be different than those of SAMA’s and Clever Leaves’ equity holders generally, is also set forth in the proxy statement/prospectus contained in the Registration Statement, and will also be included in the definitive proxy statement/prospectus for the Business Combination when available.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of SAMA, Holdco or Clever Leaves, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward Looking Statements

This Current Report on Form 8-K includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts and may be identified by the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions). Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. Factors that may cause such differences include, without limitation, SAMA’s and Clever Leaves’ inability to complete the transactions contemplated by the Business Combination; matters discovered by the parties as they complete their respective due diligence investigation of the other; the inability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, the amount of cash available following any redemptions by SAMA stockholders and the ability to close the Agreed PIPE; the ability to meet NASDAQ’s listing standards following the consummation of the Business Combination; costs related to the Business Combination; expectations with respect to future operating and financial performance and growth, including when Clever Leaves or Holdco will become cash flow positive; the timing of the completion of the Business Combination; Clever Leaves’ ability to execute its business plans and strategy and to receive regulatory approvals; potential litigation involving the parties; global economic conditions; geopolitical events, natural disasters, acts of God and pandemics, including, but not limited to, the economic and operational disruptions and other effects of COVID-19; regulatory requirements and changes thereto; access to additional financing; and other risks and uncertainties indicated from time to time in filings with the SEC. Other factors include the possibility that the proposed transaction does not close, including due to the failure to receive required security holder approvals or the failure to satisfy other closing conditions. The foregoing list of factors is not exclusive. Additional information concerning certain of these and other risk factors is contained in SAMA’s most recent filings with the SEC and is contained in the Registration Statement, including the proxy statement/prospectus. All subsequent written and oral forward-looking statements concerning SAMA, Clever Leaves or Holdco, the transactions described herein or other matters and attributable to SAMA, Clever Leaves, Holdco or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Each of SAMA, Clever Leaves and Holdco expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in their expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
2.1†	Amended and Restated Business Combination Agreement, dated as of November 9, 2020, by and among Schultze Special Purpose Acquisition Corp., Clever Leaves Holdings Inc., Novel Merger Sub Inc. and Clever Leaves International Inc.
10.1	Transaction Support Agreement, dated as of July 25, 2020, by and among Schultze Special Purpose Acquisition Sponsor, LLC, Clever Leaves International Inc., Clever Leaves Holdings Inc. and Schultze Special Purpose Acquisition Corp. (incorporated by reference to Exhibit 10.2 to SAMA’s Current Report on Form 8-K (File No. 001-38760), filed with the Securities and Exchange Commission on July 29, 2020).
10.2†	Amendment No. 1 to Transaction Support Agreement, dated as of November 9, 2020, by and among Schultze Special Purpose Acquisition Sponsor, LLC, Clever Leaves International Inc., Clever Leaves Holdings Inc. and Schultze Special Purpose Acquisition Corp.
10.3	Form of Subscription Agreement for cash investors.
10.4	Form of Subscription Agreement for holders of Secured Convertible Notes.
99.1	Press Release, dated November 9, 2020.

†	Certain exhibits and schedules to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby agrees to furnish a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHULTZE SPECIAL PURPOSE ACQUISITION CORP.

By	/s/ George J. Schultze
Name:	George J. Schultze
Title:	Chief Executive Officer

Date: November 9, 2020